Exhibit 99.1

Item 6.                    Selected Financial Data

The operating and balance sheet data included in the following selected financial data have been derived from the consolidated financial statements of Cablevision and CSC Holdings.  The selected financial data presented below should be read in conjunction with the audited consolidated financial statements of Cablevision and CSC Holdings and the notes thereto included in Item 8 of this Report.

	Cablevision Systems Corporation
	Years Ended December 31,
	2006	2005	2004	2003	2002
	(Dollars in thousands, except per subscriber, per unit and per share data)
Operating Data:
Revenues, net	$5,828,493	$5,082,045	$4,537,044	$4,014,109	$3,664,365
Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,651,890	2,249,367	2,142,928	1,857,944	1,664,441
Selling, general and administrative	1,471,366	1,283,938	1,175,769	1,093,279	900,593
Other operating income	—	—	(95,758)	(4,758)	—
Restructuring charges (credits)	(3,484)	(537)	(835)	10,725	74,091
Depreciation and amortization (including impairments)	1,119,829	1,074,711	1,129,515	1,042,050	862,671
Operating income	588,892	474,566	185,425	14,869	162,569
Other income (expense):
Interest expense, net	(891,674)	(748,665)	(712,828)	(604,832)	(485,316)
Equity in net income (loss) of affiliates	6,698	3,219	(12,997)	428,753	(41,691)
Gain (loss) on sale of cable assets and programming and affiliate interests, net	—	64,968	2,232	(13,644)	—
Gain (loss) on investments, net	290,052	(138,312)	134,598	235,857	(881,394)
Write-off of deferred financing costs	(14,083)	—	(18,961)	(388)	(6,931)
Gain (loss) on derivative contracts, net	(253,712)	119,180	(165,305)	(208,323)	924,037
Loss on extinguishment of debt	(13,125)	—	(78,571)	—	(17,237)
Minority interests	1,614	5,221	(38,546)	(116,675)	(201,853)
Miscellaneous, net	2,845	650	71	3,748	(5,644)

Loss from continuing operations before income taxes	(282,493)	(219,173)	(704,882)	(260,635)	(553,460)
Income tax benefit (expense)	140,462	82,219	208,605	(23,489)	77,100
Loss from continuing operations	(142,031)	(136,954)	(496,277)	(284,124)	(476,360)
Income (loss) from discontinued operations, net of taxes	16,428	226,274	(175,232)	(22,288)	572,422
Income (loss) before extraordinary item	(125,603)	89,320	(671,509)	(306,412)	96,062
Extraordinary loss on investment, net of taxes	—	—	(7,436)	—	—
Income (loss) before cumulative effect of a change in accounting principle	(125,603)	89,320	(678,945)	(306,412)	96,062
Cumulative effect of a change in accounting principle, net of taxes	(862)	—	—	—	—
Net income (loss)	$(126,465)	$89,320	$(678,945)	$(306,412)	$96,062

	Cablevision Systems Corporation
	Years Ended December 31,
	2006	2005	2004	2003	2002
	(Dollars in thousands, except per subscriber, per unit and per share data)
INCOME (LOSS) PER SHARE:

Basic and diluted net income (loss) per common share

Loss from continuing operations	$(0.50)	$(0.49)	$(1.73)	$(1.00)	$(1.62)

Income (loss) from discontinued operations	$0.06	$0.80	$(0.61)	$(0.08)	$1.95

Extraordinary loss	$—	$—	$(0.03)	$—	$—

Cumulative effect of a change in accounting principle	$—	$—	$—	$—	$—

Net income (loss)	$(0.45)	$0.32	$(2.36)	$(1.07)	$0.33

Basic and diluted weighted average common shares (in thousands)	283,627	281,936	287,085	285,486	293,516

Cash dividends declared and paid per common share	$10.00	$—	$—	$—	$—

	Cablevision Systems Corporation
	December 31,
	2006	2005	2004	2003	2002
	(Dollars in thousands, except per subscriber, per unit and per share data)
Balance Sheet Data:
Total assets	$9,844,857	$9,851,112	$11,416,982	$11,259,558	$10,605,071
Bank debt	4,992,500	1,851,500	2,489,887	2,357,039	2,085,768
Collateralized indebtedness	921,574	1,170,126	1,553,427	1,617,620	1,234,106
Senior notes and debentures	5,993,956	5,992,760	5,991,564	3,692,699	3,691,772
Subordinated notes and debentures	497,011	746,621	746,231	599,203	599,128
Notes payable	18,843	15,905	150,000	150,000	—
Capital leases	61,458	59,787	71,563	84,856	86,208
Total debt	12,485,342	9,836,699	11,002,672	8,501,417	7,696,982
Minority interests	49,670	55,190	685,877	580,766	626,571
Preferred stock of CSC Holdings	—	—	—	1,624,295	1,544,294
Stockholders’ deficiency	(5,339,253)	(2,493,380)	(2,647,264)	(2,002,890)	(1,737,894)

	Years Ended December 31,
	2006	2005	2004	2003	2002
Statistical Data (Unaudited):

Revenue Generating Units :
Basic Video Customers (1)	3,127,000	3,027,000	2,963,000	2,945,000	2,963,000
iO Digital Video Customers	2,447,000	1,963,000	1,483,000	905,000	217,000
Optimum Online High-Speed Data Customers	2,039,000	1,694,000	1,353,000	1,057,000	770,000
VoIP Customers	1,209,000	731,000	273,000	29,000	—
Residential Telephone Customers	5,000	8,000	9,000	11,000	12,000
Total Revenue Generating Units	8,827,000	7,423,000	6,081,000	4,947,000	3,962,000

Customer Relationships (2)	3,300,000	3,175,000	3,096,000	3,051,000	3,015,000

Homes Passed (3)	4,562,000	4,484,000	4,443,000	4,401,000	4,369,000

Penetration:
Basic Video to Homes Passed	68.5%	67.5%	66.7%	66.9%	67.8%
iO Digital to Basic Penetration	78.2%	64.8%	50.1%	30.8%	7.3%
Optimum Online to Homes Passed	44.7%	37.8%	30.4%	24.0%	17.6%
VoIP to Homes Passed	26.5%	16.3%	6.1%	0.7%	—

Average Monthly Revenue per Basic Video Customer (“RPS”) (4)	$115.30	$100.46	$88.33	$77.49	$66.07

(1)                     Basic video subscribers represent each customer account (set up and segregated by customer name and address), weighted equally and counted as one subscriber, regardless of size, revenue generated, or number of boxes, units, or outlets.  In calculating the number of customers, the Company counts all customers other than inactive/disconnected customers.  Free accounts are included in the customer counts along with all active accounts, but they are limited to a prescribed group such as current and retired Company employees, and free status is not granted to regular customers as a promotion.  Such accounts are also not entirely free, as they typically generate revenue through pay-per-view or other services for which they must pay.  The Company counts a bulk commercial customer, such as a hotel, as one customer, and does not count individual room  units at that hotel.  In counting bulk residential customers such as an apartment building, the Company counts each subscribing family unit within the building as one customer, but does not count the master account for the entire building as a customer.

(2)                     Number of customers who receive at least one of the Company’s services, including business modem only customers.

(3)                     Homes passed represent the estimated number of single residence homes, apartment and condominium units and commercial establishments passed by the cable distribution network in areas serviceable without further extending the transmission lines.

(4)                     Average monthly revenue per basic subscriber is calculated by dividing the GAAP revenues for the Telecommunications Services segment, less the revenue attributable to Lightpath for the fourth quarter of each year presented by the average monthly number of basic video subscribers served by the Company’s cable television systems for the same period.  For purposes of this calculation, both revenue and average number of basic video subscribers exclude the Company’s Lightpath operations because Lightpath’s third-party revenues are unrelated to the Company’s cable television system subscribers.

	CSC Holdings, Inc.
	Years Ended December 31,
	2006	2005	2004	2003	2002
	(Dollars in thousands, except per subscriber, per unit and per share data)
Operating Data:
Revenues, net	$5,828,493	$5,082,045	$4,537,044	$4,014,109	$3,664,365
Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,651,890	2,249,367	2,142,928	1,857,944	1,664,441
Selling, general and administrative	1,471,366	1,283,938	1,175,769	1,093,279	900,593
Other operating income	—	—	(95,758)	(4,758)	—
Restructuring charges (credits)	(3,484)	(537)	(835)	10,725	74,091
Depreciation and amortization (including impairments)	1,119,829	1,074,711	1,129,515	1,042,050	862,671
Operating income	588,892	474,566	185,425	14,869	162,569
Other income (expense):
Interest expense, net	(762,848)	(624,256)	(627,780)	(601,042)	(485,316)
Equity in net income (loss) of affiliates	6,698	3,219	(12,997)	428,753	(41,691)
Gain (loss) on sale of cable assets and programming and affiliate interests, net	—	64,968	2,232	(13,644)	—
Gain (loss) on investments, net	290,052	(138,312)	134,598	235,857	(881,394)
Write-off of deferred financing costs	(14,083)	—	(18,961)	(388)	(6,931)
Gain (loss) on derivative contracts, net	(253,712)	119,180	(165,305)	(208,323)	924,037
Loss on extinguishment of debt	(13,125)	—	(78,571)	—	(17,237)
Minority interests	1,614	5,221	(38,546)	(24,415)	(27,337)
Miscellaneous, net	2,845	827	71	3,748	(5,644)
Loss from continuing operations before income taxes and dividend requirements	(153,667)	(94,587)	(619,834)	(164,585)	(378,944)
Income tax benefit (expense)	87,631	31,226	173,480	(25,081)	77,100
Loss from continuing operations before dividend requirements	(66,036)	(63,361)	(446,354)	(189,666)	(301,844)
Dividend requirements applicable to preferred stock	—	—	—	(92,260)	(174,516)
Loss from continuing operations	(66,036)	(63,361)	(446,354)	(281,926)	(476,360)
Income (loss) from discontinued operations, net of taxes	16,428	226,274	(175,232)	(22,288)	572,422
Income (loss) applicable to common shareholder before extraordinary item	(49,608)	162,913	(621,586)	(304,214)	96,062
Extraordinary loss on investment, net of taxes	—	—	(7,436)	—	—
Income (loss) applicable to common shareholder before cumulative effect of a change in accounting principle	(49,608)	162,913	(629,022)	(304,214)	96,062
Cumulative effect of a change in accounting principle, net of taxes	(862)	—	—	—	—
Net income (loss) applicable to common shareholder	$(50,470)	$162,913	$(629,022)	$(304,214)	$96,062

	CSC Holdings, Inc.
	December 31,
	2006	2005	2004	2003	2002
	(Dollars in thousands, except per subscriber, per unit and per share data)
Balance Sheet Data:
Total assets	$9,973,228	$9,957,801	$11,390,840	$11,270,880	$10,605,071
Bank debt	4,992,500	1,851,500	2,489,887	2,357,039	2,085,768
Collateralized indebtedness	921,574	1,170,126	1,553,427	1,617,620	1,234,106
Senior notes and debentures	4,493,956	4,492,760	4,491,564	3,692,699	3,691,772
Subordinated notes and debentures	497,011	746,621	746,231	599,203	599,128
Notes payable	18,843	15,905	150,000	150,000	—
Capital leases	61,458	59,787	71,563	84,856	86,208
Total debt	10,985,342	8,336,699	9,502,672	8,501,417	7,696,982
Minority interests	49,670	55,190	685,877	580,766	626,571
Redeemable preferred stock	—	—	—	1,544,294	1,544,294
Exchangeable preferred stock	—	—	—	80,001	—
Stockholder’s deficiency	(3,803,327)	(967,974)	(1,181,509)	(1,993,019)	(1,790,572)

	Years Ended December 31,
	2006	2005	2004	2003	2002
Statistical Data (Unaudited):
Revenue Generating Units :
Basic Video Customers(1)	3,127,000	3,027,000	2,963,000	2,945,000	2,963,000
iO Digital Video Customers	2,447,000	1,963,000	1,483,000	905,000	217,000
Optimum Online High-Speed Data Customers	2,039,000	1,694,000	1,353,000	1,057,000	770,000
VoIP Customers	1,209,000	731,000	273,000	29,000	—
Residential Telephone Customers	5,000	8,000	9,000	11,000	12,000
Total Revenue Generating Units	8,827,000	7,423,000	6,081,000	4,947,000	3,962,000

Customer Relationships(2)	3,300,000	3,175,000	3,096,000	3,051,000	3,015,000

Homes Passed(3)	4,562,000	4,484,000	4,443,000	4,401,000	4,369,000

Penetration:
Basic Video to Homes Passed	68.5%	67.5%	66.7%	66.9%	67.8%
iO Digital to Basic Penetration	78.2%	64.8%	50.1%	30.8%	7.3%
Optimum Online to Homes Passed	44.7%	37.8%	30.4%	24.0%	17.6%
VoIP to Homes Passed	26.5%	16.3%	6.1%	0.7%	—

Average Monthly Revenue per Basic Video Customer (“RPS”)(4)	$115.30	$100.46	$88.33	$77.49	$66.07

(1)

Basic video subscribers represent each customer account (set up and segregated by customer name and address), weighted equally and counted as one subscriber, regardless of size, revenue generated, or number of boxes, units, or outlets. In calculating the number of customers, the Company counts all customers other than inactive/disconnected customers. Free accounts are included in the customer counts along with all active accounts, but they are limited to a prescribed group such as current and retired Company employees, and free status is not granted to regular customers as a promotion. Such accounts are also not entirely free, as they typically generate revenue through pay-per-view or other services for which they must pay. The Company counts a bulk commercial customer, such as a hotel, as one customer, and does not count individual room units at that hotel. In counting bulk residential customers such as an apartment building, the Company counts each subscribing family unit within the building as one customer, but does not count the master account for the entire building as a customer.

(2)	Number of customers who receive at least one of the company’s services, including business modem only customers.
(3)

Homes passed represent the estimated number of single residence homes, apartment and condominium units and commercial establishments passed by the cable distribution network in areas serviceable without further extending the transmission lines.

(4)

Average monthly revenue per basic subscriber is calculated by dividing the GAAP revenues for the Telecommunications Services segment, less the revenue attributable to Lightpath for the fourth quarter of each year presented by the average monthly number of basic video subscribers served by the Company’s cable television systems for the same period. For purposes of this calculation, both revenue and average number of basic video subscribers exclude the Company’s Lightpath operations because Lightpath’s third-party revenues are unrelated to the Company’s cable television system subscribers.